Exhibit 99.2

AMC Entertainment Holdings, Inc. to Acquire Carmike Cinemas, Inc. March 4, 2016

Disclaimer 2 This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “will,” “would,” “expect,” “anticipate,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict future events or trends or that are not statements of historical matters. Similarly, statements made herein regarding the pending acquisition of Carmike and management’s beliefs about the effect of the acquisition on AMC’s future business, operations and financial performance are also forward-looking statements. These forward-looking statements are based on information available at the time the statements are made and are subject to risks that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval; obtaining the Carmike stockholders’ approval; the possibility that the acquisition does not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages; related to financing the transaction; AMC’s ability to realize expected benefits and synergies from the acquisition; AMC’s effective implementation, and customer acceptance, of its two brand strategy; diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisition on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisition; unknown liabilities; litigation and/or regulatory actions related to the proposed transaction; AMC’s significant indebtedness; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; and other business effects; and risks discussed in the reports AMC has filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results. For a detailed discussion of risks facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 10, 2015, and the risks identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

3 Transaction Highlights Increases platform for AMC’s strategic growth initiatives - Expect over 400 incremental Recliner Re-seat screens over the next 5 years Circuits with limited geographic overlap and complementary genre box office performance Combination of AMC and Carmike results in over 600 theatres in 45 states and the District of Columbia Receive founder shares in National CineMedia, LLC to become largest founding shareholder Creates the Leading U.S. Exhibitor Expands Platform For Growth Initiatives Significant Cost Savings Complementary Footprints Expected significant cost savings of approximately $35 million annually

Transaction Overview 4 Key Transaction Terms As of March 3, 2016. Combined Operating Strategy Maintain two brands, one focused on large, urban areas and one focused on midsize non-urban areas Plan to eliminate redundant overhead costs Closing Conditions & Timing Shareholder vote required only for Carmike Subject to regulatory approvals and other customary closing conditions Debt financing commitments are in place Expected to close in fourth quarter 2016 Offer price of $19.49% all cash per Carmike share $30.00 premium to Carmike’s current share price(1) Total cash consideration of $757 million Total Enterprise Value of $1.1 billion Enterprise Value per Screen of approx. $376k Annual synergies of approx. $35 million Synergy adjusted Enterprise Value / LTM Adj. EBITDA purchase multiple of 6.5x AMC will assume and / or refinance Carmike’s debt and capital leases

+ Significant Value Creation for AMC Shareholders Accretive to free cash flow per share in first full year Increases opportunity for deployment of growth initiatives Expected annual cost synergies of approximately $35 million Quarterly dividend maintained Receive founder shares in National CineMedia, LLC to become largest founding shareholder To be financed with a mix of term loan and bonds 5 2015 Revenue(1) ($ in millions) Source: Public filings $804 $2,853 $2,947 $3,127 $3,751

Pro Forma Circuit Snapshot Post Transaction 6 Source: Public filings. + = Attendance (in millions) Theatres Screens Revenue (in $million) Screens per Theatre 197 65 262 AMC Carmike PF AMC 387 276 663 AMC Carmike PF AMC 5,426 2,954 8,380 AMC Carmike PF AMC $1,892 $490 $2,382 $1,055 $314 $1,369 $2,947 $804 $3,751 AMC Carmike PF AMC Admissions F&B and Other 14.0 10.7 12.6

Geographic Focus Large Urban Areas Midsize Non-Urban Areas Northeast, Midwest, West Coast South, Southeast Theatres by DMA(1) Top 10 DMAs 182 - (47%) 36 - (13%) Top 11-25 DMAs 78 - (20%) 46 - (17%) Top 25 – 50 DMAs 59 - (15%) 51 - (18%) 50+ 68 - (18%) 143 - (52%) Top 5 Films in 2015 (Ordered by Rank) 2015 Operating Metrics Attendance/Screen (000s) 39.9 22.6 Screens/Theatre 14.0 10.7 Complementary Circuits 7 Rentrak DMAs

8 Complementary Consumer Base Reduces Volatility Source: Rentrak - Reflects percentage of respective median box office market share. Comparative Box Office Performance Versus Industry Norm

Significant Synergy Opportunity 9 Ability to achieve synergies with Elimination of corporate overhead Net operating contract synergies Approximately $35 million of estimated annual operating synergies + = + Larger platform of theatres for AMC growth initiatives Additional founders shares in National Cinemedia, LLC to become the largest founding shareholder + +

10 AMC’s Growth Initiatives Have Track Record of Success Recliner Success(1) First 43 locations converted prior to January 1, 2016, excludes screens acquired. 52 weeks ended December 29, 2011 and twelve months ended December 31, 2015 First 11 locations open prior to January 1, 2014, Second year post –DIT compared to LTM pre-DIT. Improvement Driven by F&B Initiatives(2) Dine-In Theatres redefine “Dinner and a Movie”(3) +73% Total Revenue vs pre-DIT +174% F&B per patron +4% Attendance +60% Attendance +77% Total Revenue F&B Take Rate as % of Total Attendance +450 bps 2011 2015 $41 million additional annual F&B revenue 64.3% 68.8%

11 AMC Current Screens (1) 3,995 1,119 312 AMC 5-Yr. Target Screens (2) 2,185 3,523 450 Carmike 5-Yr. Target Screens(2) 2,018 428 86 Consolidated 5-Yr. Target Screens(2) 4,203 3,951 536 Big, Stable Core Circuit Recliner Re-seats Dine-In Theatres Emerging Growth Circuit As of December 31, 2015 Includes new builds, spot acquisitions, conversions and closures Combination Expands Platform for Growth Initiatives 5-Yr. Target Standalone vs. Pro Forma AMC Core Recliner Re-Seats Dine-in-Theatres 92.4% 12.1% 19.1% 450 536 Standalone Pro Forma 2,185 4,203 Standalone Pro Forma 3,523 3,951 Standalone Pro Forma

12 Transaction Financing Overview ($ in millions) (1) Assumes Carmike bondholders do not exercise change of control put option. Fully committed financing TLB commitment of $560 million (under existing accordion capacity) $325 million to fund acquisition $235 million to backstop the change of control put option in the existing Carmike notes $300 million subordinated bridge loan commitment Expected to be taken out with new subordinated notes prior to close Utilizing $205 million of combined cash/revolver Expected to close in Q4 2016 Expected to delever below 3.5x by year end 2017 Uses of Funds Sources of Funds Amount % Inc. Sr. Sec. TLB(1) $325 39% New Sr. Sub. Notes 300 36% Cash / Revolver 205 25% Total Sources $830 100% Amount % Cash to Carmike s/h $757 91% Transaction Fees and Expenses 73 9% Total Sources $830 100%

Key Takeaways Creates the leading U.S. theatrical exhibition company Enhanced opportunities for AMC’s comfort and convenience growth initiatives Expect approximately $35 million annual run-rate synergies Minimal overlap between AMC’s large urban areas and Carmike’s midsize non-urban areas Receive additional founder shares in National CineMedia, LLC to become largest founding shareholder Accretive to free cash flow per share in first full year Quarterly dividend maintained Pro forma leverage expected to remain under 3.5x by year end 2017 13